Principal Funds, Inc.
Supplement dated March 31, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
Delete all references to Principal Portfolio StrategiesSM from the statement of additional information and replace with Principal® Global Asset Allocation.